Summary Prospectus
March 31, 2025
NYSE Arca: TBLU
Before you invest, you may want to review Tortoise Global Water ESG Fund’s (the “Fund”) prospectus, which contains more information about the Fund and its risks.  The current Statutory Prospectus and Statement of Additional Information dated March 31, 2025, as amended, are incorporated by reference into this
Summary Prospectus.  You can find the Fund’s Statutory Prospectus, Statement of Additional Information, reports to shareholders and other information about the Fund online at https://tortoiseadvisors.com/funds/tortoise-global-water-esg-fund/#literature.  You can also get this information at no cost by calling the Fund
(toll-free) at 844-TR-INDEX (844-874-6339) or by sending an e-mail request to info@tortoiseadvisors.com.
Tortoise Global Water ESG Fund

Investment Objective
The  Fund seeks investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise Global Water ESG Net Total Return IndexSM
(the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the
Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%
Distribution and Service (Rule 12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.40%
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Funds for the time periods indicated
and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.
Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over”
its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account at the shareholder level. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year ended November 30, 2024, the Fund’s portfolio turnover rate was 55% of its average portfolio value.
Principal Investment Strategies
The Fund is an exchange-traded fund (“ETF”) and employs a “passive management” – or indexing –
investment approach designed to track the performance of the Underlying Index. The Underlying Index is a proprietary rules-based, modified market capitalization weighted, float adjusted index comprised of companies that are materially engaged in the water infrastructure or water management industries, and are listed and traded on global developed market exchanges. A list of developed market exchanges is below. The Underlying Index is comprised of companies operating in one of two primary water-related industries: water infrastructure or water equipment and/or services (the “Water Industries”). Water infrastructure companies are those whose principal business is providing public water distribution or supporting/enhancing water distribution infrastructure via engineering, construction and/or consulting.
Water infrastructure is comprised of two sub-industries: utilities and engineering & construction. Water equipment and/or services companies are those whose principal business is producing water equipment, such as pipes, valves, pumps and water efficiency products, or providing water services, such as filtration, treatment, and testing of water.  Water equipment and/or services companies often provide technologies or products that manage or facilitate the management of water distribution and usage, including the fields of water efficiency, water treatment, and irrigation. Water equipment and/or services is comprised of two sub-industries: pipes, pumps & valves and filtration, treatment & testing (together with utilities and engineering & construction, the “Water Sub-Industries”).
The Fund will normally invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in the types of securities suggested by its name (i.e., Water Companies).  A Water
Company is a company that (i) derives at least 50% of revenues from the Water Industries; or (ii) derives at least 40% of its revenues from the Water Industries, is ranked in the top five companies by total revenue derived from any one of the Water Sub-Industries, and whose principal source of revenue comes from the Water Industries.
To be included in the Underlying Index, a company must be a Water Company that is listed on a developed country stock exchange. Tortoise Index Solutions, LLC, doing business as TIS Advisors (the
“Adviser”), the Fund’s investment adviser, considers Austria, Belgium, Canada, Denmark, Finland,
France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Luxembourg, the Netherlands, New Zealand,
Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States to
be developed countries. Under normal market conditions, the Fund anticipates investing at least 40% of its assets in companies organized in multiple countries outside of the United States, in companies whose principal listing exchange is outside the United States, or in companies doing a substantial amount of business outside the United States. The Underlying Index may include small and medium capitalization companies. Eligible constituents must also have a total equity market capitalization of at least
$400 million for two consecutive quarters prior to the reference date at the time of inclusion in the
Underlying Index. In order to remain in the Underlying Index, a company must maintain an average equity market capitalization of at least $300 million for a minimum of 20 trading days prior to the rebalance of the Underlying Index. In addition, eligible constituents must obtain a minimum liquidity turnover of 0.15 for two consecutive quarters prior to the reference date to be eligible to enter the Underlying Index. Current index components will be dropped from the Underlying Index if they fail to meet a minimum of 0.10 liquidity turnover for two consecutive quarters. Any constituent that does not meet at least a 0.05 liquidity turnover will be dropped from the Underlying Index without the two-quarter requirement. Liquidity turnover is calculated by dividing a company’s three-month average daily trading volume in U.S. dollars by the company’s total U.S. dollar market cap at the end of the three-month period.
Lastly, eligible constituents must have a minimum Environmental, Social and Governance (“ESG”) Risk
Rating as determined by the index committee that governs the Underlying Index (the “Index Committee”).
The Fund will invest at least 80% of its net assets, plus the amount of any borrowing for investment purposes, in companies that meet the required ESG Risk Rating criteria set forth by the Underlying Index methodology. ESG Risk Ratings are provided by Sustainalytics, a leading global provider of ESG and corporate governance research. The Sustainalytics ESG Risk Ratings measure the degree to which a company’s economic value is at risk driven by ESG factors or, more technically speaking, the magnitude of the company’s unmanaged ESG risks. Each company’s ESG Risk Rating is comprised of a quantitative score and a risk category (negligible, low, medium, high, severe). The quantitative score is measured on an open-ended scale starting at zero, with lower scores representing lower levels of unmanaged ESG risk. The ESG Risk Ratings are made up of three building blocks that include the foundational building block of Corporate Governance (a quality measure), a core building block focused on Material ESG Issues (including Human Capital, Occupational Health & Safety, and other industry specific issues); and a third building block considering Idiosyncratic Issues (which can be unpredictable or unexpected, industry-specific, event driven issues). The ESG Risk Ratings seek to incorporate the extent to which companies are exposed to material ESG risks and their ability to manage those risks.
The Underlying Index methodology currently requires that new additions to the Underlying Index be limited to companies with an ESG Risk Rating less than 30. Existing constituents must maintain a score less than 40 to remain in the Underlying Index.
The Underlying Index methodology provides that any existing constituent whose ESG Risk Rating is between 30 and 39.99 and does not improve for three consecutive quarters will be removed from the
Underlying Index, and any constituent whose ESG Risk Rating increases to 40 or above will be removed at the next rebalance. Additionally, the Underlying Index methodology provides that current constituents will be dropped from the Underlying Index if they fail to meet a minimum of 0.10 liquidity turnover for two consecutive quarters. Any constituent that does not meet at least a 0.05 liquidity turnover will be dropped from the Underlying Index at the next rebalance. Companies that meet all other criteria but have not been rated by Sustainalytics may be included, but will be limited to 20% of the overall market capitalization of the Underlying Index.
The Underlying Index will include a minimum of 30 securities. Should the number of securities that meet the Underlying Index inclusion criteria fall below 30, the Underlying Index may include additional securities that have an ESG Risk Rating above the threshold for existing constituents or below the liquidity turnover threshold otherwise required for inclusion. This will ensure the Underlying Index remains investable and diversified. For the Underlying Index as a whole, no individual security may be more than
7.5% of the total float adjusted market cap of the Underlying Index as of the reference date. Should the weighting of any individual security be more than 7.5% of the total float adjusted Underlying Index market cap as of the reference date for the next rebalance, excess market cap will be distributed evenly to other constituents of the Underlying Index that do not currently exceed the 7.5% threshold. Additionally, only six securities may have a weight greater than 4% of the Underlying Index at the reference date. All remaining constituents of the Underlying Index will be capped at a maximum weight of 4%.
In seeking to achieve its objective as an index fund, the Fund will invest at least 80% of its net assets
(excluding any collateral held from securities lending) in common stocks and American depository receipts (“ADRs”) of Water Companies that comprise the Underlying Index. ADRs are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. The Fund may also invest in Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and
International Depositary Receipts (“IDRs”) (collectively, with ADRs, “Depositary Receipts”). Under normal conditions, the Fund generally will invest in substantially all of the securities that comprise the Underlying
Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, the Fund may purchase a sample of the securities in the Underlying

Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index.
As of February 28, 2025, the Underlying Index was comprised of 41 constituents. The Underlying Index will rebalance quarterly in March, June, September and December. No constituents will be added to the
Underlying Index between rebalance dates. Constituents are reviewed annually, at the March rebalance, to determine that they continue to meet the definition of a Water Company under the Underlying Index methodology. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Underlying Index constituent changes and updates as well as any changes to the methodology will be posted to https://
tortoiseadvisors.com/. The Underlying Index was established in 2018 and is owned by the Adviser. The
Adviser (also referred to herein as the “Index Provider”) provides the Underlying Index for use by the
Fund at no cost to the Fund.
The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and the Fund will be concentrated in the water industry. The Fund is a non-diversified fund.
Principal Risks
As with all funds, a shareholder of the Fund is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.
General Market Risk.  The Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities.  Certain securities in the Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.
Water Industry Risk.  Any adverse developments in the water infrastructure and equipment/services industry may significantly affect the value of the shares of the fund. Companies in the water industry are subject to environmental considerations, taxes, government regulation, price and supply fluctuations, competition and water conservation influences.
Depository Receipt Risk.  Investing in Depository Receipts may be subject to certain risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks.  Depository Receipts may be less liquid than the underlying shares in the primary trading market.  Depository Receipts may not track the price of their underlying foreign securities on which they are based, may have limited voting rights, and may have a distribution subject to a fee charged by the depository.  As a result, equity shares of the underlying issuer may trade at a discount or premium to the market price of the depository receipts.
Concentration Risk. Because the Fund’s assets will be concentrated in the water industry, the Fund is subject to loss due to adverse occurrences that may affect that industry. The Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that the Fund may be adversely affected if a small number of its investments perform poorly.
Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value.  The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of water companies in particular, or a particular company.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.
Mid-Cap and Small-Cap Companies Risk.  Companies defined as small and mid-cap securities may involve greater risk than is normally associated with large cap companies, and as a result may be more volatile and less liquid than the securities of large-cap companies, and may have returns that vary substantially from the overall securities markets.
ESG Risk.  The Index Committee's interpretation of positive ESG characteristics may differ from that of other market participants. Applying ESG and sustainability criteria to the investment process may exclude securities of certain issuers for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not use ESG or sustainability criteria. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and the Fund's performance may at times be better or worse than the performance of funds that do not use
ESG or sustainability criteria. Additionally, the Index provider may be unsuccessful in creating an index consisting of companies that satisfy its desired ESG thresholds. The failure to produce such an index could be the result of several factors including, but not limited to, the Index Provider’s inability to receive timely and accurate data from independent third-party ESG research providers.
Increasing Scrutiny of ESG Matters Risk. The Adviser and its affiliates are subject to increasing scrutiny from regulators, elected officials, investors and other stakeholders with respect to ESG matters, which may adversely impact the ability of the Fund to raise capital from certain investors, constrain capital deployment opportunities for the Fund and harm the Adviser’s brand and reputation. In recent years, certain investors, including public pension funds, have placed increasing importance on the impacts of investments made by the funds to which they commit capital, including with respect to climate change, among other aspects of ESG. Conversely, certain investors have raised concerns as to whether the incorporation of ESG factors in the investment and portfolio management process may be inconsistent with the fiduciary duty to maximize return for investors.  Investors may decide to not invest in the Fund based on their assessment of how the Adviser approaches and considers the ESG cost of investments and whether the return-driven objective of the Fund aligns with such ESG considerations. In addition, anti-ESG sentiment has gained momentum across the United States, with several states having enacted or proposed “anti-ESG” policies, legislation or issued related legal opinions. If investors decide not to invest in the Fund based on their own assessment of the Fund’s approach to ESG, or are prohibited as a result of legislation, the Adviser’s ability to maintain the size of the Fund could be impaired.

Liquidity Risk. The Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.
Passive Investment Risk. The Fund is not actively managed and therefore the Fund generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.
Tracking Error Risk.  There is no guarantee that the Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. The Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying
Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of the Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of the
Fund in purchasing and selling securities. Tracking error also may result because the Fund incurs fees and expenses, while the Underlying Index does not.
Non-Diversification Risk.  The Fund is classified as “non-diversified,” which means the Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund.
Investments in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.
Absence of Active Trading Market Risk.  Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.
Shares May Trade at Prices Different than NAV Per Share.  Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of the
Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.
Trading Risks.  The Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risks.  The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of the Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on the Fund could be substantial and adverse.
Methodology Risks.  The Index Provider relies on various sources of information to assess the criteria of issuers included in the Underlying Index, including information that may be based on assumptions and estimates. Neither the Fund nor the Index Provider can offer assurances that Underlying Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or that the included issuers will provide the Fund with the market exposure it seeks.
Performance Information
The accompanying bar chart and performance table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s annual total returns from year to year. Following the bar chart is the Fund’s highest and lowest quarterly returns during the periods shown in the bar chart.
The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance and the Underlying Index. Prior to June 15, 2018, the Fund tracked a different underlying index. Performance shown prior to June 15,
2018 represents the performance of the Fund before the index change. Past performance (before and after taxes) will not necessarily continue in the future. Updated performance is available at https://
tortoiseadvisors.com/funds/tortoise-global-water-esg-fund/#performance or by calling 844-TR-INDEX
(844-874-6339).
Calendar Year Total Returns as of December 31

Best Quarter	Worst Quarter
Q4 2023 16.06%	Q1 2020 -20.44%

Average Annual Total Returns for the periods ended December 31, 2024
	One Year	Five Years	Since Inception (February 14, 2017)

Return Before Taxes	9.19%	8.04%	10.10%
Return After Taxes on Distributions	8.84%	7.66%	9.71%
Return After Taxes on Distributions and Sale of Fund Shares	5.68%	6.31%	8.15%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.39%
Tortoise Global Water ESG Net Total Return IndexSM	9.53%	8.27%	10.44%
After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-advantaged arrangements such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser and Sub-Adviser
TIS Advisors serves as the investment adviser to the Fund. Exchange Traded Concepts, LLC (“ETC” or the “Sub-Adviser”) serves as sub-adviser to the Fund. The Adviser also serves as Index Provider to the
Fund.
Portfolio Managers
The Fund is managed by the sub-adviser’s portfolio management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are described below.
Andrew Serowik, has served as a portfolio manager for the Fund since June of 2023.
Gabriel Tan, CFA, CFP® has served as a portfolio manager for the Fund since June of 2023.
Todd Alberico has served as a portfolio manager for the Fund since June of 2023.
Brian Cooper has served as a portfolio manager for the Fund since June of 2023.
Purchase and Sale of Fund Shares
The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in blocks of shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash constituting a substantial replication, or a representation, of the securities included in the relevant benchmark index.
Individual shares may only be purchased and sold on a national securities exchange through a broker-
dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the NYSE Arca, Inc. Exchange (The
“Exchange”). The price of the Fund’s shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, the Fund’s shares may trade at a price greater than
NAV (premium) or less than NAV (discount). Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the
Fund (ask) when buying or selling shares of the Fund in the secondary market (the “bid-ask spread”).
Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at https://tortoiseadvisors.com/funds/tortoise-global-water-
esg-fund/#performance.
Tax Information
Distributions made by the Fund may be taxable as ordinary income, or capital gains, unless you are a tax-exempt organization or are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account. Any withdrawals made from such tax-advantaged arrangement generally will be taxable to you as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.